SUPPLEMENT TO THE PROSPECTUSES

OF

  WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

ForEmerging Growth Fund

Effective June 20, 2011, Class A, Class C, Administrator Class, Institutional Class and Investor Class of the Emerging Growth Fund are closed to most new investors. For further information, please see the section entitled "Additional Purchase and Redemption Information" in the SAI.

May 19, 2011	EGAM051/P903SP

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO ADVANTAGE EQUITY GATEWAY FUNDS

Effective at the close of business on June 20, 2011, the following information is added to the section titled “ADDITIONAL PURCHASE AND REDEMPTION INFORMATION”, beginning on page 63 of the SAI.

Investors Eligible to Purchase Closed Funds. The Class A, Class C, Administrator Class, Institutional Class and Investor Class of the Emerging Growth Fund (the “Closed Fund”) are closed to new investors, except in connection with the closing of a reorganization. Additional investments will not be accepted in the Closed Fund unless the investment falls within one of the below referenced categories. If you believe you are eligible to purchase shares of the Closed Fund, Funds Management may require you to provide appropriate proof of eligibility. Funds Management reserves the right to reject any purchase order into the Closed Fund if it believes that acceptance of such order would interfere with its ability to effectively manage the Closed Fund.

Existing Shareholders. You may continue to purchase shares of the Closed Fund if:

You are an existing shareholder of the Closed Fund (either directly or through a financial intermediary) and you wish to:

add to your existing account through the purchase of additional shares of the Closed Fund, including the reinvestment of dividends and cash distributions from shares owned in the Closed Fund; or

open a new account that is registered in your name or has the same primary taxpayer identification or social security number (this includes accounts where you serve as custodian, such as UGMA/UTMA accounts). Please note: Selling agents who transact in the Closed Fund through an omnibus account are not permitted to purchase shares of the Closed Fund on behalf of clients that do not currently own shares of the Closed Fund.

You are the beneficiary of shares of the Closed Fund (i.e., through an IRA or transfer on death account) or are the recipient of shares of the Closed Fund through a transfer and wish to utilize the proceeds of such account to open up a new account in your name in the Closed Fund.

You are a participant in a qualified defined contribution plan or 457 plan that invests in the Closed Fund. Each such plan may open up new participant accounts within the Plan. In addition, rollovers from a plan can be used to open new accounts in the Closed Fund.

You sponsor a retirement plan or benefit plan that currently offers the Closed Fund as an investment option. The sponsor may offer the Closed Fund as an investment option in other retirement or benefit plans offered by the same company, its subsidiaries and affiliates.

You are a separately managed account client (either presently or within the last 60 days) of one of the Funds’ subadvisers in a similar style as that of the Closed Fund.

New Investors. Certain new investors who meet the conditions and/or criteria outlined below may qualify to purchase the Fund:

  New investors who are in the process of selecting the Fund for investment and who have confirmed indications of interest to invest in the Emerging Growth Fund to Funds Management on or before June 20, 2011 and who make their investments in the Fund no later than   December 31, 2011, in each case, to be determined by the Officers;
  Investors who invest through existing fee-based investment products and/or existing mutual fund wrap programs (through a broker, dealer, financial planner, or consultant) that currently utilize the Fund in model portfolios may open new accounts within such existing models and products and thus invest in the Fund;
  Registered investment advisers who currently utilize the Fund in model portfolios will be able to open new accounts and/or continue to invest in the Fund; and
  Small Cap Growth Fund shareholders who are issued shares of the Emerging Growth Fund at the closing of the Reorganization.

May 19, 2011